SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 2, 1997
                                                          ---------------

                  Charter Municipal Mortgage Acceptance Company
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)

              1-13237                             13-3949418
              -------                             ----------
      (Commission File Number)       (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
             ------------------------------------------------------
                (Former Name or Former Address, if Changed Since
                                   Last Report


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Item 5. Other Events
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      On October 2, 1997, Related Charter LP (the "Manager") a subsidiary of
Charter Municipal Mortgage Acceptance Company ("CharterMac") signed a conditional commitment letter with Capital Markets Assurance Corporation (CapMAC) for up to a $150,000,000 revolving credit enhancement facility (the "Facility") which will enable a subsidiary of CharterMac to issue low cost AAA rated certificates (the "Low Floater Certificates") that will receive tax-exempt distributions payable based upon a weekly remarketing by a remarketing agent (the "Remarketing Agent"). Goldman, Sachs & Co. has been selected to act as the Remarketing Agent for the Low Floater Certificates. Leverage under the proposed Facility will not exceed 50% of CharterMac's Total Market Value as of the date incurred.

      CharterMac's cost of capital with the CapMAC Facility in place will be signifigantly lower than CharterMac's current financing cost and the expected interest rates on new First Mortgage Bonds (the "FMB's") which CharterMac expects to acquire with the proceeds of the facility. The indicated current range of Stated Base Interest on the 31 FMBs presently held in CharterMac's portfolio is 4.8% to 9%, and each provides for contingent interest in amounts ranging from 25%-65% of net cash flow or net sale or refinancing proceeds up to a simple annual rate of 11-16% over the term of the FMB's. Proceeds from the Facility will be used to retire higher cost debt which currently has an interest rate of 9.58% and to fund acquisitions of new FMBs. New FMBs are expected to have interest rates of at least 7.25% .

      The Facility is expected to close in December although no assurance can be given regarding the exact timing of such events. Certain items in this 8-K may constitute forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risk, uncertainties and to other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performances, or achievements expressed or implied by such forward-looking statements. Such forward-looking statements speak only as of the date of this 8-K CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a).  Financial Statements
      --------------------

      Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

      Not Applicable

(c).  Exhibits
      --------

      99.1 November 6, 1997 Press Release "Charter Municipal Mortgage Acceptance Company Signs Commitment Letter With Capital Markets Assurance Corporation For Up To $150,000,000 Revolving Credit Enhancement Facility."


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Charter Municipal Mortgage Acceptance
                                           Company
                                           (Registrant)

                                           BY: /s/ Stuart J. Boesky
                                               --------------------
                                               Stuart J. Boesky
                                               Managing Trustee

November 6, 1997